United States

Securities and Exchange Commission

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF

REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-04984

AMERICAN BEACON FUNDS

(Exact name of Registrant as specified in charter)

220 East Las Colinas Blvd., Suite 1200

Irving, Texas 75039

(Address of principal executive offices) (Zip code)

Gene L. Needles, Jr., PRESIDENT

220 East Las Colinas Blvd., Suite 1200

Irving, Texas 75039

(Name and address of agent for service)

Registrant’s telephone number, including area code: (817) 391-6100

Date of fiscal year end: August 31, 2020

Date of reporting period: November 30, 2019

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A Registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A Registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. SCHEDULE OF INVESTMENTS.

American Beacon Sound Point Enhanced Income FundSM

Schedule of Investments

November 30, 2019 (Unaudited)

	Principal Amount	Fair Value
BANK LOAN OBLIGATIONSA - 100.64%
Basic Materials - 3.13%
Ascend Performance Materials Operations LLC, 7.354%, Due 8/27/2026, 2019 Term Loan B, (3-mo. LIBOR + 5.250%)	$250,000	$250,000
BCPE Empire Holdings, Inc.,
Due 6/11/2026, 2019 Delayed Draw Term LoanB C	2,586	2,563
5.702%, Due 6/11/2026, 2019 Term Loan, (1-mo. LIBOR + 4.000%)	376	373
Polymer Additives, Inc., 7.702%, Due 7/31/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 6.000%)H	35,775	25,400
Starfruit Finco B.V., 5.005%, Due 10/1/2025, 2018 USD Term Loan B, (1-mo. LIBOR + 3.250%)	32,077	31,724
Vantage Specialty Chemicals, Inc.,
5.202%, Due 10/28/2024, 2017 1st Lien Term Loan, (1-mo. LIBOR + 3.500%)	3,615	3,132
5.427%, Due 10/28/2024, 2017 1st Lien Term Loan, (3-mo. LIBOR + 3.500%)	3,315	2,873

		316,065

Communications - 26.48%
Ancestry.com Operations, Inc., 5.960%, Due 8/27/2026, 2019 Extended Term Loan B, (1-mo. LIBOR + 4.250%)	105,750	101,361
Cengage Learning, Inc., 5.952%, Due 6/7/2023, 2016 Term Loan B, (1-mo. LIBOR + 4.250%)	21,835	19,940
EIG Investors Corp.,
5.450%, Due 2/9/2023, 2018 1st Lien Term Loan, (3-mo. LIBOR + 3.750%)	72	68
5.669%, Due 2/9/2023, 2018 1st Lien Term Loan, (3-mo. LIBOR + 3.750%)	12,928	12,152
Global Eagle Entertainment, Inc.,
9.699%, Due 1/6/2023, 1st Lien Term Loan, (3-mo. LIBOR + 7.500%)	7,862	7,034
9.710%, Due 1/6/2023, 1st Lien Term Loan, (3-mo. LIBOR + 7.500%)	91,871	82,186
Global Tel*Link Corp., 5.952%, Due 11/29/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 4.250%)	162,419	138,056
Intelsat Jackson Holdings S.A.,
5.682%, Due 11/27/2023, 2017 Term Loan B3, (6-mo. LIBOR + 3.750%)	7,000	6,886
6.432%, Due 1/2/2024, 2017 Term Loan B4, (6-mo. LIBOR + 4.500%)	8,000	7,933
6.625%, Due 1/2/2024, 2017 Term Loan B5D	8,000	7,979
Maxar Technologies Ltd., 4.854%, Due 10/4/2024, Term Loan B, (3-mo. LIBOR + 2.750%)	20,657	18,288
McGraw-Hill Global Education Holdings LLC,
Due 5/4/2022, 2016 Term Loan B, (1-mo. LIBOR + 4.000%)C	8,000	7,288
5.702%, Due 5/4/2022, 2016 Term Loan B, (1-mo. LIBOR + 4.000%)	68,736	62,616
MLN US HoldCo LLC,
6.191%, Due 11/30/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 4.500%)	5,951	5,216
10.441%, Due 11/30/2026, 2018 2nd Lien Term Loan, (1-mo. LIBOR + 8.750%)	199,000	139,963
Securus Technologies Holdings, Inc., 9.952%, Due 11/1/2025, 2017 2nd Lien Term Loan, (1-mo. LIBOR + 8.250%)	500,000	227,250
Springer Nature Deutschland GmbH, 5.202%, Due 8/14/2024, USD Term Loan B16, (1-mo. LIBOR + 3.500%)	10,000	9,995
Telesat Canada, Due 11/22/2026, 2019 Term LoanC	1,500,000	1,498,125
U.S. Telepacific Corp., 7.104%, Due 5/2/2023, 2017 Term Loan B, (3-mo. LIBOR + 5.000%)	15,000	14,156
Univision Communications, Inc., 4.452%, Due 3/15/2024, Term Loan C5, (1-mo. LIBOR + 2.750%)	51,077	49,979
WeddingWire, Inc., 6.202%, Due 12/19/2025, 1st Lien Term Loan, (1-mo. LIBOR + 4.500%)	248,125	248,125
West Corp.,
5.702%, Due 10/10/2024, 2017 Term Loan, (1-mo. LIBOR + 4.000%)	18	14
5.927%, Due 10/10/2024, 2017 Term Loan, (3-mo. LIBOR + 4.000%)	6,929	5,587

		2,670,197

Consumer, Cyclical - 8.86%
ASP Unifrax Holdings, Inc.,
5.854%, Due 12/12/2025, Term Loan B, (1-mo. LIBOR + 3.750%)	248,125	205,944
10.627%, Due 12/14/2026, 2nd Lien Term Loan, (3-mo. LIBOR + 8.500%)	12,000	9,840
BCPE Empire Holdings, Inc., 5.702%, Due 6/11/2026, 2019 Term Loan B, (1-mo. LIBOR + 4.000%)	15,038	14,906

See accompanying notes

American Beacon Sound Point Enhanced Income FundSM

Schedule of Investments

November 30, 2019 (Unaudited)

	Principal Amount	Fair Value
BANK LOAN OBLIGATIONS - 100.64% (continued)
Consumer, Cyclical - 8.86% (continued)
Crown Finance US, Inc., 4.202%, Due 9/30/2026, 2019 Incremental Term Loan, (1-mo. LIBOR + 2.500%)	$40,000	$39,928
Deluxe Entertainment Services Group, Inc.,
11.250%, Due 2/27/2020, 2019 Term Loan, (3-mo. PRIME + 6.500%)	6,544	4,908
9.250%, Due 2/28/2020, 2014 Term Loan, (3-mo. PRIME + 4.500%)	5,957	399
EG America LLC, 10.104%, Due 4/20/2026, 2018 USD 2nd Lien Term Loan, (3-mo. LIBOR + 8.000%)	48,087	44,721
LifeMiles Ltd., 7.202%, Due 8/18/2022, Term Loan B, (1-mo. LIBOR + 5.500%)	5,216	5,125
NPC International, Inc., 5.427%, Due 4/19/2024, 1st Lien Term Loan, (3-mo. LIBOR + 3.500%)	29,923	14,577
Panther BF Aggregator LP, 5.202%, Due 4/30/2026, USD Term Loan B, (1-mo. LIBOR + 3.500%)	174,000	173,892
SP PF Buyer LLC, 6.202%, Due 12/22/2025, Term Loan, (1-mo. LIBOR + 4.500%)	108,700	98,047
SRS Distribution, Inc., 6.202%, Due 5/23/2025, 2019 Incremental Term Loan B, (1-mo. LIBOR + 4.500%)	11,000	10,973
TopGolf International, Inc., 7.265%, Due 2/8/2026, Term Loan B, (1-mo. LIBOR + 5.500%)	248,750	250,616
United PF Holdings LLC,
Due 6/10/2026, 2019 Delayed Draw Term LoanB C	204	203
6.202%, Due 6/10/2026, 2019 Term Loan, (1-mo. LIBOR + 4.500%)	1,792	1,783
VIP Cinema Holdings, Inc., 9.910%, Due 3/1/2023, USD Term Loan B, (3-mo. LIBOR + 8.000%)	2,838	2,114
World Triathlon Corp., 5.952%, Due 8/15/2026, 2019 Term Loan B, (1-mo. LIBOR + 4.250%)	16,000	15,880

		893,856

Consumer, Non-Cyclical - 18.13%
21st Century Oncology Holdings, Inc., 8.135%, Due 1/16/2023, Exit Term Loan, (3-mo. LIBOR + 6.125%)	8,932	8,407
Air Methods Corp., 5.604%, Due 4/22/2024, 2017 Term Loan B, (3-mo. LIBOR + 3.500%)	1,988	1,639
Aldevron LLC, 6.232%, Due 10/12/2026, 2019 Term Loan B, (3-mo. LIBOR + 4.250%)	250,000	251,250
Allied Universal Holdco LLC,
Due 7/10/2026, 2019 Delayed Draw Term LoanB C	18,018	17,938
6.507%, Due 7/10/2026, 2019 Term Loan B, (6-mo. LIBOR + 4.250%)	181,982	181,174
Alvogen Pharma US, Inc., 6.450%, Due 4/2/2022, 2018 Term Loan B, (1-mo. LIBOR + 4.750%)	13,636	11,416
Cambium Learning Group, Inc., 6.202%, Due 12/18/2025, Term Loan B, (1-mo. LIBOR + 4.500%)	42,665	41,118
Comet Bidco Ltd.,
6.702%, Due 9/30/2024, 2018 USD Term Loan B, (1-mo. LIBOR + 5.000%)	80	77
6.909%, Due 9/30/2024, 2018 USD Term Loan B, (3-mo. LIBOR + 5.000%)	15,885	15,348
Compassus Intermediate, Inc., Due 11/4/2026, Term Loan BC	150,000	148,500
Constellis Holdings LLC,
6.863%, Due 4/21/2024, 2017 1st Lien Term Loan, (2-mo. LIBOR + 5.000%)	20	10
6.927%, Due 4/21/2024, 2017 1st Lien Term Loan, (3-mo. LIBOR + 5.000%)	7,896	3,889
Digital Room Holdings, Inc., 6.702%, Due 5/21/2026, Term Loan, (1-mo. LIBOR + 5.000%)	11,970	10,773
Employbridge LLC, 6.604%, Due 4/18/2025, Term Loan B, (3-mo. LIBOR + 4.500%)	4,750	4,686
Envision Healthcare Corp., 5.452%, Due 10/10/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 3.750%)	168,898	132,374
Give & Go Prepared Foods Corp., 6.354%, Due 7/29/2023, 2017 1st Lien Add-On Term Loan, (1-mo. LIBOR + 4.250%)	105,715	99,372
Global Medical Response, Inc., 5.952%, Due 3/14/2025, 2017 Term Loan B2, (1-mo. LIBOR + 4.250%)	6,965	6,476
HC Group Holdings II, Inc., 6.202%, Due 8/6/2026, Term Loan B, (1-mo. LIBOR + 4.500%)	85,000	83,371
Hearthside Food Solutions LLC,
5.389%, Due 5/23/2025, 2018 Term Loan B, (1-mo. LIBOR + 3.688%)	5,970	5,530
5.702%, Due 5/23/2025, 2018 Incremental Term Loan, (1-mo. LIBOR + 4.000%)	248,125	231,253

See accompanying notes

American Beacon Sound Point Enhanced Income FundSM

Schedule of Investments

November 30, 2019 (Unaudited)

	Principal Amount	Fair Value
BANK LOAN OBLIGATIONS - 100.64% (continued)
Consumer, Non-Cyclical - 18.13% (continued)
Imagine! Print Solutions, Inc., 6.460%, Due 6/21/2022, 2017 Term Loan, (1-mo. LIBOR + 4.750%)	$398,112	$158,580
KUEHG Corp., 5.854%, Due 2/21/2025, 2018 Incremental Term Loan, (3-mo. LIBOR + 3.750%)	18,000	17,835
MED ParentCo LP,
Due 8/31/2026, 1st Lien Delayed Draw Term LoanB C	2,515	2,493
5.952%, Due 8/31/2026, 1st Lien Term Loan, (1-mo. LIBOR + 4.250%)	13,030	12,916
5.966%, Due 8/31/2026, 1st Lien Term Loan, (3-mo. LIBOR + 4.250%)	227	225
6.061%, Due 8/31/2026, 1st Lien Term Loan, (3-mo. LIBOR + 4.250%)	227	225
MRO Holdings, Inc., 7.104%, Due 6/4/2026, 2019 Term Loan B, (3-mo. LIBOR + 5.000%)	13,965	13,756
Premise Health Holding Corp.,
Due 7/10/2025, 2018 1st Lien Delayed Draw Term LoanB C	882	865
5.604%, Due 7/10/2025, 2018 1st Lien Term Loan, (3-mo. LIBOR + 3.500%)	11,006	10,786
RegionalCare Hospital Partners Holdings, Inc., 6.202%, Due 11/17/2025, 2018 Term Loan B, (1-mo. LIBOR + 4.500%)	90,724	91,192
Snacking Investments US LLC, Due 11/25/2025, Term LoanC	7,000	6,987
U.S. Renal Care, Inc., 6.750%, Due 6/26/2026, 2019 Term Loan B, (1-mo. LIBOR + 5.000%)	58,000	55,100
United Natural Foods, Inc., 5.952%, Due 10/22/2025, Term Loan B, (1-mo. LIBOR + 4.250%)	2,873	2,362
USS Ultimate Holdings, Inc., 5.950%, Due 8/25/2024, 1st Lien Term Loan, (6-mo. LIBOR + 3.750%)	2,962	2,934
WP CityMD Bidco LLC, 6.604%, Due 8/13/2026, 2019 Term Loan B, (3-mo. LIBOR + 4.500%)	200,000	198,000

		1,828,857

Energy - 0.73%
Huskies Parent, Inc., 5.844%, Due 7/31/2026, 2019 Term Loan, (2-mo. LIBOR + 4.000%)	15,000	14,991
KAMC Holdings, Inc.,
5.842%, Due 8/14/2026, 2019 Term Loan, (3-mo. LIBOR + 4.000%)	88	87
5.909%, Due 8/14/2026, 2019 Term Loan, (3-mo. LIBOR + 4.000%)	34,913	34,825
McDermott Technology Americas, Inc., Due 10/21/2021, Super Priority Term LoanB C	23,699	23,859

		73,762

Financial - 7.82%
AIS Holdco LLC, 6.927%, Due 8/15/2025, 2018 1st Lien Term Loan, (3-mo. LIBOR + 5.000%)	5,850	5,499
Aretec Group, Inc., 5.952%, Due 10/1/2025, 2018 Term Loan, (1-mo. LIBOR + 4.250%)	16,873	15,894
Confie Seguros Holding II Co., 10.414%, Due 10/31/2025, 2018 2nd Lien Term Loan, (3-mo. LIBOR + 8.500%)	19,000	17,860
GreenSky Holdings LLC, 5.000%, Due 3/31/2025, 2018 Term Loan B, (1-mo. LIBOR + 3.250%)	4,987	4,938
Hub International Ltd., Due 4/25/2025, 2019 Incremental Term Loan BC	500,000	501,020
VFH Parent LLC, 5.197%, Due 3/1/2026, 2019 Term Loan B, (1-mo. LIBOR + 3.500%)	243,671	243,215

		788,426

Health Care - 0.60%
eResearchTechnology, Inc., Due 11/5/2026, 2019 Term LoanC	61,000	60,542

Industrial - 17.80%
Anvil International LLC, 6.710%, Due 5/28/2026, 2019 1st Lien Term Loan, (1-mo. LIBOR + 5.000%)	10,000	9,250
APX Group, Inc.,
6.844%, Due 4/1/2024, 2018 Term Loan B, (2-mo. LIBOR + 5.000%)	1,973	1,945
8.750%, Due 4/1/2024, 2018 Term Loan B, (3-mo. PRIME + 4.000%)	7	7
DG Investment Intermediate Holdings, Inc., 4.702%, Due 2/3/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 3.000%)	3,951	3,881

See accompanying notes

American Beacon Sound Point Enhanced Income FundSM

Schedule of Investments

November 30, 2019 (Unaudited)

	Principal Amount	Fair Value
BANK LOAN OBLIGATIONS - 100.64% (continued)
Industrial - 17.80% (continued)
Genesee & Wyoming Inc., Due 11/6/2026, Term LoanC	$1,500,000	$1,509,915
Gruden Acquisition, Inc., 7.604%, Due 8/18/2022, 2017 Term Loan, (3-mo. LIBOR + 5.500%)	1,974	1,960
Innovative Water Care Global Corp., 7.104%, Due 2/27/2026, 1st Lien Term Loan, (3-mo. LIBOR + 5.000%)	17,910	15,194
NN, Inc.,
4.952%, Due 4/2/2021, 2017 Term Loan, (1-mo. LIBOR + 3.250%)	1,895	1,831
5.452%, Due 10/19/2022, 2016 Term Loan B, (1-mo. LIBOR + 3.750%)	5,927	5,744
NorthPole Newco S.a r.l, 9.104%, Due 3/18/2025, Term Loan, (3-mo. LIBOR + 7.000%)	163,532	140,637
Pregis TopCo Corp., 5.702%, Due 7/31/2026, 1st Lien Term Loan, (1-mo. LIBOR + 4.000%)	6,000	5,872
Sundyne US Purchaser, Inc., 5.702%, Due 5/15/2026, Term Loan, (1-mo. LIBOR + 4.000%)	85,175	85,122
United Road Services, Inc., 7.452%, Due 9/1/2024, 2017 Term Loan B, (1-mo. LIBOR + 5.750%)	15,873	14,286

		1,795,644

Media - 0.11%
Allen Media LLC,
8.602%, Due 8/30/2023, 2018 Term Loan B, (3-mo. LIBOR + 6.500%)	800	764
8.604%, Due 8/30/2023, 2018 Term Loan B, (3-mo. LIBOR + 6.500%)	4,971	4,748
Deluxe Entertainment Services Group, Inc.,
9.484%, Due 10/7/2020, 2019 DIP Term Loan, (3-mo. LIBOR + 7.500%)	2,720	2,720
11.250%, Due 10/7/2020, 2019 DIP Term Loan, (3-mo. PRIME + 6.500%)	2,967	2,967

		11,199

Technology - 16.63%
24-7 Intouch, Inc., 5.952%, Due 8/25/2025, 2018 Term Loan, (1-mo. LIBOR + 4.250%)	7,920	7,603
Almonde, Inc., 5.696%, Due 6/13/2024, 1st Lien Term Loan, (6-mo. LIBOR + 3.500%)	17,808	17,397
Aptean, Inc.,
6.260%, Due 4/23/2026, 2019 Term Loan, (3-mo. LIBOR + 4.250%)	316	312
6.354%, Due 4/23/2026, 2019 Term Loan, (3-mo. LIBOR + 4.250%)	9,634	9,521
DCert Buyer, Inc., 5.702%, Due 10/16/2026, 2019 Term Loan B, (1-mo. LIBOR + 4.000%)	51,000	50,586
Dun & Bradstreet Corp. (The), 6.700%, Due 2/6/2026, Term Loan, (1-mo. LIBOR + 5.000%)	57,000	57,285
Electronics for Imaging, Inc., 7.104%, Due 7/23/2026, Term Loan, (3-mo. LIBOR + 5.000%)	250,000	230,783
Genuine Financial Holdings LLC, 5.452%, Due 7/12/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 3.750%)	2,970	2,859
McAfee LLC, 5.452%, Due 9/30/2024, 2018 Term Loan B, (1-mo. LIBOR + 3.750%)	248,117	248,303
Monotype Imaging Holdings Inc., 7.482%, Due 10/9/2026, Term Loan, (2-mo. LIBOR + 5.500%)	75,000	70,500
Navicure, Inc., 5.702%, Due 10/22/2026, 2019 Term Loan B, (1-mo. LIBOR + 4.000%)	500,000	498,440
NeuStar, Inc., 9.702%, Due 8/8/2025, 2nd Lien Term Loan, (1-mo. LIBOR + 8.000%)	250,000	220,000
Perforce Software, Inc., 6.202%, Due 7/1/2026, Term Loan B, (1-mo. LIBOR + 4.500%)	21,000	20,895
TriTech Software Systems, 5.452%, Due 8/29/2025, 2018 Term Loan B, (1-mo. LIBOR + 3.750%)	21,905	20,171
Zelis Healthcare Corp., 6.452%, Due 9/30/2026, Term Loan B, (1-mo. LIBOR + 4.750%)	223,000	222,721

		1,677,376

Telecommunications - 0.24%
Cvent, Inc., 5.452%, Due 11/29/2024, 1st Lien Term Loan, (1-mo. LIBOR + 3.750%)	5,985	5,857
Netsmart, Inc., 5.452%, Due 4/19/2023, Term Loan D1, (1-mo. LIBOR + 3.750%)	18,747	18,495

		24,352

Transportation - 0.11%
Entrans International LLC, 7.702%, Due 11/1/2024, 2018 Term Loan, (1-mo. LIBOR + 6.000%)	11,325	10,929

Total Bank Loan Obligations (Cost $10,863,661)		10,151,205

See accompanying notes

American Beacon Sound Point Enhanced Income FundSM

Schedule of Investments

November 30, 2019 (Unaudited)

	Principal Amount	Fair Value
CORPORATE OBLIGATIONS - 4.20%
Communications - 0.07%
Outfront Media Capital LLC / Outfront Media Capital Corp., 4.625%, Due 3/15/2030E	$7,000	$7,066

Consumer, Cyclical - 1.52%
Panther BF Aggregator 2 LP / Panther Finance Co., Inc., 8.500%, Due 5/15/2027E	150,000	153,187

Consumer, Non-Cyclical - 1.81%
RegionalCare Hospital Partners Holdings, Inc. / LifePoint Health, Inc., 9.750%, Due 12/1/2026E	166,000	182,600

Financial - 0.40%
Allied Universal Holdco LLC / Allied Universal Finance Corp.,
6.625%, Due 7/15/2026E	30,000	31,725
9.750%, Due 7/15/2027E	8,000	8,420

		40,145

Industrial - 0.14%
SSL Robotics LLC, 9.750%, Due 12/31/2023E	14,000	14,560

Technology - 0.26%
Granite Merger Sub 2, Inc., 11.000%, Due 7/15/2027E	26,000	26,000

Total Corporate Obligations (Cost $400,615)		423,558

FOREIGN CORPORATE OBLIGATIONS - 0.19% (Cost $23,001)
Communications - 0.19%
Intelsat Jackson Holdings S.A., 9.750%, Due 7/15/2025E	23,000	19,321

	Shares
SHORT-TERM INVESTMENTS - 19.53% (Cost $1,969,625)
Investment Companies - 19.53%
American Beacon U.S. Government Money Market Select Fund, Select Class, 1.59%F G	1,969,625	1,969,625

TOTAL INVESTMENTS - 124.56% (Cost $13,256,902)		12,563,709
LIABILITIES, NET OF OTHER ASSETS - (24.56%)		(2,477,437)

TOTAL NET ASSETS - 100.00%		$10,086,272

Percentages are stated as a percent of net assets.

A	Bank loan obligations, unless otherwise stated, carry a floating rate of interest. The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
B

Unfunded Loan Commitment. At period end, the amount of unfunded loan commitments was $40,039 or 0.40% of net assets. Of this amount, $18,018, $2,586, $15,834, $2,515, $882 and $204 relate to Allied Universal Holdco LLC, BCPE Empire Holdings, Inc., McDermott Technology Americas, Inc., MED ParentCo LP, Premise Health Holding Corp., and United PF Holdings LLC, respectively.

C	Coupon rates may not be available for bank loans that are unsettled and/or unfunded as of November 30, 2019.
D	Fixed Rate.
E

Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $442,879 or 4.39% of net assets. The Fund has no right to demand registration of these securities.

F	The Fund is affiliated by having the same investment advisor.
G	7-day yield.
H	Value was determined using significant unobservable inputs.

LIBOR - London Interbank Offered Rate.

LLC - Limited Liability Company.

LP - Limited Partnership.

PRIME - A rate, charged by banks, based on the U.S. Federal Funds rate.

See accompanying notes

American Beacon Sound Point Enhanced Income FundSM

Schedule of Investments

November 30, 2019 (Unaudited)

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of November 30, 2019, the investments were classified as described below:

Sound Point Enhanced Income Fund	Level 1	Level 2	Level 3	Total
Assets
Bank Loan Obligations(1)	$—	$10,125,805	$25,400	$10,151,205
Corporate Obligations	—	423,558	—	423,558
Foreign Corporate Obligations	—	19,321	—	19,321
Short-Term Investments	1,969,625	—	—	1,969,625

Total Investments in Securities - Assets	$1,969,625	$10,568,684	$25,400	$12,563,709

(1)	Unfunded loan commitments represent $40,039 at period end.

The following table is a reconciliation of Level 3 assets within the Fund for which significant unobservable inputs were used to determine fair value. Transfers in or out of Level 3 represent the ending value of any security or instrument where a change in the level has occurred from the beginning to the end of the period:

Security Type	Balance as of 8/31/2019	Purchases	Sales	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3	Transfer out of Level 3	Balance as of 11/30/2019	Unrealized Appreciation (Depreciation) at Period end**
Bank Loan Obligations	$31,382	$—	$90	$33	$1	$(5,926)	$—	$—	$25,400	$(9,621)

**	Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at period end.

For the period ended November 30, 2019, bank loan obligations valued at $25,400 have been classified as Level 3 due to the use of significant unobservable inputs.

See accompanying notes

American Beacon Sound Point Enhanced Income FundSM

Supplementary Notes to Schedules of Investments

November 30, 2019 (Unaudited)

Organization

The American Beacon Sound Point Enhanced Income Fund (the “Fund”) is a series of a non-diversified, closed-end management investment company of the same name (the “Trust”) that continuously offers one class of shares of beneficial interest (“Shares”), Y Class Shares, and is operated as an “interval fund” (as defined below).

American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. The Manager is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms.

The Fund’s Shares are offered on a continuous basis at net asset value (“NAV”) per share. The Fund may close at any time to new investors or new investments and, during such closings, only purchases of Shares by existing shareholders of the Fund (“Shareholders”) or the reinvestment of distributions by existing Shareholders, as applicable, will be permitted. The Fund may re-open to new investments and subsequently close again to new investors or new investments at any time at the discretion of the Manager. Any such opening and closing of the Fund will be disclosed to investors via a supplement to the Prospectus.

The Fund’s Shares are offered through Resolute Investment Distributors, Inc. (the “Distributor”), which is the exclusive distributor of Shares, on a best-efforts basis. The minimum investment is $100,000 per account, subject to certain exceptions. The Fund reserves the right to reject a purchase order for any reason. Shareholders will not have the right to redeem their Shares. However, as described below, in order to provide liquidity to Shareholders, the Fund will conduct periodic offers to repurchase a portion of its outstanding Shares.

The Fund is an “interval fund,” a type of fund which, in order to provide liquidity to shareholders, has adopted a fundamental investment policy to make quarterly offers to repurchase at least 5% and not more than 25% of its outstanding Shares at NAV per share, reduced by any applicable repurchase fee. Subject to applicable law and approval of the Trust’s Board of Trustees (the “Board”), the Fund will seek to conduct such quarterly repurchase offers typically in the amount of 8% of its outstanding Shares at NAV per share, which is the minimum amount permitted. Quarterly repurchase offers will occur in the months of January, April, July, and October. Written notification of each quarterly repurchase offer (the “Repurchase Offer Notice”) is sent to Shareholders of record at least 21 calendar days before the repurchase request deadline (i.e., the latest date on which Shareholders can tender their Shares in response to a repurchase offer) (the “Repurchase Request Deadline”). If you invest in the Fund through a financial intermediary, the Repurchase Offer Notice will be provided to you by your financial intermediary. The Fund’s Shares are not listed on any national securities exchange, and the Fund anticipates that no secondary market will develop for its Shares. Accordingly, you may not be able to sell Shares when and/or in the amount that you desire. Thus, the Shares are appropriate only as a long-term investment. In addition, the Fund’s repurchase offers may subject the Fund and Shareholders to special risks. See “Periodic Repurchase Offers” and “Risk Considerations—Repurchase Offers Risk” in Footnote 5 – Principal Risks.

The Fund’s investment objective seeks to provide high current income and, secondarily, capital appreciation. The Fund seeks to achieve its investment objectives by investing primarily in a variety of credit related instruments, including corporate obligations and securitized and structured issues of varying maturities. The mix of assets in which the Fund may invest will be flexible and responsive to market conditions; however, under normal circumstances, bank loans are expected to constitute at least 40% of the Fund’s managed assets. The Fund expects to utilize leverage, as discussed below. To the extent consistent with the applicable liquidity requirements for interval funds operating pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended (“Investment Company Act”), the Fund may invest without limit in illiquid securities.

American Beacon Sound Point Enhanced Income FundSM

Supplementary Notes to Schedules of Investments

November 30, 2019 (Unaudited)

The Fund may seek to use leverage directly or indirectly to enhance the return to Shareholders, subject to any applicable restrictions of the Investment Company Act; however, there can be no assurance that a leveraging strategy will be successful during any period in which it is employed. The Fund currently expects to borrow through a credit facility in an amount that would typically be up to 20% of the Fund’s total assets (which include any assets attributable to leverage) under normal market conditions. However, the Fund may borrow up to the maximum amount permitted by the Investment Company Act, which, for debt leverage such as borrowings under the credit facility, is 33 1/3% of the Fund’s total assets (reduced by liabilities and indebtedness except for indebtedness representing senior securities); this represents 50% of the Fund’s net assets. The Fund currently does not expect to engage in such borrowings for investment purposes until its assets reach approximately $25 million.

Security Valuation and Fair Value Measurements

The price of the Fund’s shares is based on its net asset value (“NAV”) per share. The Fund’s NAV is computed by adding total assets, subtracting all the Fund’s liabilities, and dividing the result by the total number of shares outstanding.

The NAV of the Fund’s shares is determined based on a pro rata allocation of the Fund’s investment income, expenses and total capital gains and losses. The Fund’s NAV per share is determined each business day as of the regular close of trading on the New York Stock Exchange (“NYSE” or “Exchange”), which is typically 4:00 p.m. Eastern Time (“ET”). However, if trading on the NYSE closes at a time other than 4:00 p.m. ET, the Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Fund does not price its shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when the Fund is not open for business, which may result in the value of the Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.

Equity securities, including shares of closed-end funds and exchange-traded funds (“ETFs”), are valued at the last sale price or official closing price taken from the primary exchange in which each security trades. Investments in other mutual funds are valued at the closing NAV per share on the day of valuation. Debt securities are valued at bid quotes from broker/dealers or evaluated bid prices from pricing services, who may consider a number of inputs and factors, such as prices of comparable securities, yield curves, spreads, credit ratings, coupon rates, maturity, default rates, and underlying collateral. Futures are valued based on their daily settlement prices. Exchange-traded and over-the-counter (“OTC”) options are valued at the last sale price. Options with no last sale for the day are priced at mid quote. Swaps are valued at evaluated mid prices from pricing services.

The valuation of securities traded on foreign markets and certain fixed-income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade unless a significant event has occurred. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. ET.

Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Board, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager

American Beacon Sound Point Enhanced Income FundSM

Supplementary Notes to Schedules of Investments

November 30, 2019 (Unaudited)

determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by the Fund occurs after the close of a related exchange but before the determination of the Fund’s NAV, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger-capitalization companies. The Fund may fair value securities as a result of significant events occurring after the close of the foreign markets in which the Fund invests as described below. In addition, the Fund may invest in illiquid securities requiring these procedures.

The Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund’s pricing time of 4:00 p.m. ET. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. If the Manager determines that the last quoted prices of non-U.S. securities will, in its judgment, materially affect the value of some or all its portfolio securities, the Manager can adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. These securities are fair valued using a pricing service, using methods approved by the Board, that considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant American Depositary Receipts (“ADRs”) and futures contracts. The Valuation Committee, established by the Board, may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. The Fund uses outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets and adjusted prices.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Fund’s fair valuation procedures. If any significant discrepancies are found, the Manager may adjust the Fund’s fair valuation procedures.

Valuation Inputs

Various inputs may be used to determine the fair value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1 -	Quoted prices in active markets for identical securities.

Level 2 -	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3 -	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

American Beacon Sound Point Enhanced Income FundSM

Supplementary Notes to Schedules of Investments

November 30, 2019 (Unaudited)

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks, preferred securities, and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

Fixed-income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities, and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. Fixed-income securities purchased on a delayed-delivery basis are marked-to-market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value

The valuation techniques and significant inputs used in determining the fair values of financial instruments classified as Level 3 of the fair value hierarchy are as follows.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction and may be categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the Exchange close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the fair values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Manager. For instances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued, pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by the Manager.

When a Fund uses fair valuation methods applied by the Manager that use significant unobservable inputs to determine its NAV, the securities priced using this methodology are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

Federal Income and Excise Taxes

It is the policy of the Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the Fund is treated as a single entity for the purpose of determining such qualification.

Cost of Investments for Federal Income Tax Purposes

As of November 30, 2019, the Fund’s cost of investments for federal income tax purposes were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Sound Point Enhanced Income	$13,256,902	$80,571	$(773,764)	$(693,193)

Under the Regulated Investment Company Modernization Act of 2010 (“RIC MOD”), net capital losses recognized by the Fund in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

As of August 31 2019, the Fund did not have any capital loss carryforwards.

ITEM 2.	CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive office and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Investment Company Act”) as of date within 90 days of the filing date of this report and have concluded based on such evaluation, that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this form N-Q was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There was no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the Registrant’s last fiscal quarter that has materially affected or is reasonably likely to materially affect the Registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

(a) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act (17 CFR 270:30a-2(a)) is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN BEACON FUNDS

By:	/s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President

Date: January 28, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President

Date: January 28, 2020

By:	/s/ Melinda G. Heika
Melinda G. Heika
Treasurer

Date: January 28, 2020